The Sentinel Funds

Supplement dated January 4, 2010

to the Class A, Class B, Class C, Class D and Class S

Prospectus dated March 31, 2009, as supplemented November 16, 2009, as further supplemented to date

The Board of Directors of Sentinel Group Funds, Inc. has approved the following changes with respect to certain of the Sentinel Funds:

Sentinel Small Company Fund – Restrictions on New Investments

Effective as of the close of business on January 29, 2010 (the “Closing Date”), Class A shares and Class C shares of the Sentinel Small Company Fund (the “Small Company Fund”) will close to new investments and new accounts, except under limited circumstances as described below.

  Shareholders who own Class A shares or Class C shares of the Small Company Fund as of the Closing Date will be able to make additional purchases in their accounts, including the reinvestment of dividend and capital gain distributions, for as long as they continue to own Class A or Class C shares of the Small Company Fund.
  Specified retirement plans that trade on an omnibus basis and have an account in the Small Company Fund as of the Closing Date may continue to make additional purchases of the Small Company Fund on behalf of existing and new plan participants.  For these purposes, specified retirement plans include:

-          retirement plans maintained pursuant to Section 401(a) of the Internal Revenue Code of 1986, as amended (the “Code”);

-          certain retirement plans maintained pursuant to Section 403 of the Code; and

-          retirement plans maintained pursuant to Section 457 of the Code.

  Discretionary wrap programs that trade on an omnibus basis and have an account in the Small Company Fund as of the Closing Date may continue to make additional purchases of the Small Company Fund and add new accounts on the program administrator’s records.
  Specified retirement plans and discretionary wrap programs that trade on an omnibus basis and have approved the Small Company Fund as an investment option by the Closing Date, and specified retirement plans that are considering the Small Company Fund pursuant to a written proposal received prior to the Closing Date from a financial institution providing advisory services to the specified retirement plan, that, in each case, have not opened an account with the Small Company Fund as of the Closing Date, may open an account, make purchases and add new accounts provided that the specified retirement plan or discretionary wrap program opens its account with the Small Company Fund prior to April 5, 2010.

In addition, effective as of the Closing Date, Class A, Class B and Class C shares of the Small Company Fund will no longer be available through exchanges from other Sentinel Funds or through the reinvestment privileges offered in connection with the Daily Income Fund’s U.S. Government Portfolio; provided, however, that shareholders who own Class A, Class B or Class C shares of the Small Company Fund as of the Closing Date will continue to be able to exchange into their existing account after the Closing Date.

Note that Class B shares of the Small Company Fund were closed to new investments and new accounts in March 2006; however, shareholders who own Class B shares of the Small Company Fund will continue to be able to reinvest dividend and capital gain distributions into their existing account after the Closing Date.

Class I shares of the Small Company Fund remain open to new investments and new accounts.

The Small Company Fund reserves the right to make additional exceptions or otherwise modify the foregoing closure policy at any time and to reject any investment for any reason.

Sentinel Small/Mid Cap Fund – Liquidation

Effective as of the close of business January 15, 2010, shares of the Sentinel Small/Mid Cap Fund will be closed to new investors, new purchases and exchanges into the Fund.  On or about January 29, 2010, the assets of the Fund will be liquidated, and each shareholder’s shares will be redeemed at the net asset value.

Sentinel Mid Cap Growth Fund – Conversion of Class B Shares and Fund Name Change

Effective March 19, 2010, the Class B shares of the Sentinel Mid Cap Growth Fund (the “Mid Cap Growth Fund”) will be closed to exchanges into the Fund.  Effective at the close of business March 19, 2010, current shareholders of Class B shares of the Mid Cap Growth Fund will have their shares automatically converted to Class A shares of the Mid Cap Growth Fund on the basis of relative net asset value per share of the two classes without the imposition of any sales load, fee or other charge.  Affected shareholders will not incur any transaction costs in connection with this conversion, and such conversion will be on a tax-free basis.  Class B shares of the Mid Cap Growth Fund were closed to new investments and new accounts in March 2006.

On or about March 29, 2010, the name of Sentinel Mid Cap Growth Fund will be changed to Sentinel Mid Cap Fund.  The name change will become effective upon the filing of the appropriate regulatory documents with the Maryland State Department of Assessments and Taxation.

Sentinel International Equity Fund – Conversion of Class B Shares

Effective March 19, 2010, the Class B shares of the Sentinel International Equity Fund (the “International Equity Fund”) will be closed to exchanges into the Fund.  Effective at the close of business March 19, 2010, current shareholders of Class B shares of the International Equity Fund will have their shares automatically converted to Class A shares of the International Equity Fund on the basis of relative net asset value per share of the two classes without the imposition of any sales load, fee or other charge.  Affected shareholders will not incur any transaction costs in connection with this conversion, and such conversion will be on a tax-free basis.  Class B shares of the International Equity Fund were closed to new investments and new accounts in March 2006.